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Biogen Idec Response to Icahn Assertions Spring 2009

Forward Looking and Proxy Solicitation Statements This presentation includes forward-looking statements about: - the anticipated development of programs in our clinical pipeline - the sales potential and size of the market for TYSABRI Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those that we express or imply, including our continued dependence on our two principal products, AVONEX and RITUXAN, the uncertainty of success in commercializing other products including TYSABRI, the occurrence of adverse safety events with our products, competitive pressures, changes in the availability of reimbursement for our products, our dependence on collaborations over which we may not always have full control, failure to execute our growth initiatives, possible adverse impact of government regulation, problems with our manufacturing processes and our reliance on third parties, the impact of the global credit crisis, the market, interest and credit risks associated with our portfolio of marketable securities, our significant investment in a manufacturing facility currently under development, our ability to attract and retain qualified personnel, the risks of doing business internationally, the actions of activist shareholders, fluctuations in our operating results, our ability to protect our intellectual property rights and the cost of doing so, product liability claims, fluctuations in our effective tax rate, our level of indebtedness, environmental risks, aspects of our corporate governance and collaborations and the other risks and uncertainties that are described in Item 1.A. Risk Factors in our annual report on Form 10-K and in other reports we file with the SEC. These forward-looking statements speak only as of the date of this presentation, and we do not undertake any obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. On April 27, 2009, Biogen Idec filed a definitive proxy statement with the Securities and Exchange Commission (the "SEC") in connection with the Company's 2009 Annual Meeting. Biogen Idec's stockholders are strongly advised to read the definitive proxy statement carefully before making any voting or investment decision because the definitive proxy statement contains important information. The Company's proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC's web site at www.sec.gov or from Biogen Idec at http://investor.biogenidec.com. The Company's definitive proxy statement and other materials will also be available for free by writing to Biogen Idec Inc., 14 Cambridge Center, Cambridge, MA 02142 or by contacting our proxy solicitor, Innisfree M&A Incorporated, by toll-free telephone at (877) 750-5836.

We believe that despite his twenty-four months as a shareholder, Icahn's messages reflect a lack of understanding of our business and warrant further clarification Icahn's experience with a niche, US-focused biotech does not translate to a global, fully integrated biopharmaceutical company and his materials contain specific inaccuracies and cherry-picking of data to suit his agenda Response to Icahn Assertions 13 Biogen Idec merger delivered on goals, created value for shareholders and is broadly viewed as a success Biogen Idec has increased operating leverage while remaining committed to investing in R&D, with high investment relative to peer benchmarks Biogen Idec focuses on specialty products addressing high unmet need, and is advancing a broad, deep pipeline, augmented with targeted business development activity Biogen Idec is maximizing the value of our marketed products through appropriate lifecycle investment Management and Board leadership are committed to Biogen Idec and aligned with shareholder interests 1 2 3 4 5 We believe:

Biogen Idec Merger Focused on Accelerating Growth 13 Icahn Focus on Operational Expense Ignores Broader Merger Goals Combination of renowned scientists in oncology, neurology and immunology A proven management team A broader pipeline in high growth areas (immunology, oncology) Scale and Breadth Global Footprint Manufacturing / Admin. Efficiencies Revenue Diversification 40% of revenue from international business Streamlined manufacturing process optimized to prevent order backlogs #1 Blockbuster products in MS and NHL Achieve annual revenue growth of 15% and EPS growth of 20% Significant costs avoided in 2004 by delaying construction of the Denmark manufacturing facility Decrease OpEx / CapEx, capitalize on treasury/tax benefits, leverage organizational infrastructure Increase FCF by $50M/yr Goal Economic Acceleration Revenue and Earnings Growth Capital Efficiency Synergy Achievements Free Cash Flow Fusion of Strengths Scientific Excellence Management Expertise Pipeline Augmentation Result ? ? ? On Track(1) ? ? ? ? ? ? (1) 33% of revenue from international business in 2008 and we are well positioned to achieve 40% by 2010 1

Merger Delivered Targeted Financial Returns We Have Realized Greater Capital Efficiency Delivering on Our Stated Merger Goals Note: 2003 is pro forma data for the Biogen and Idec merger. Ratios are based on Non-GAAP figures which exclude the impact of purchase accounting, merger-related adjustments, stock option expense, and other items and their related tax effects. GAAP to non-GAAP EPS reconciliation is provided in the appendix at the end of this presentation. Free cash flow defined as cash flows from operations minus capital expenditures as disclosed on our Form 10-K Return on Assets (%) ROA 2003 0.045 2004 0.053 2005 0.062 2006 0.092 2007 0.102 2008 0.126 +810 bps ROE 2003 0.06 2004 0.071 2005 0.079 2006 0.111 2007 0.138 2008 0.19 Return on Equity (%) +1300 bps FCF 2003 2004 367 2005 571 2006 643 2007 737 2008 1289 Free Cash Flow ($M) +37% CAGR 1

The Street Views the Merger as a Success Source: Wall Street Research "We view the [PDL] transaction as a positive for Biogen. We believe the deal highlights the synergy of the Biogen-Idec merger that had as one of its goals increasing the attractiveness of the combined company for in-licensing oncology/ autoimmune product candidates." Jason Kantor, RBC Capital Markets, 2-Aug-2005 "One year later the shareholders of the merged entity appear quite happy. The base business for each company has held up remarkably well and the company is preparing to launch Antegren, a major new product for the treatment of multiple sclerosis." David Molowa, UBS, 4-Aug-2004 "In our opinion, the rationale for the merger is being driven by a long-term strategic objective to build critical mass and avoid certain operating costs as a combined entity... As a combined company with greater critical mass, this should provide more leverage as a partner of choice for new compounds versus each as a standalone company." Elise Wang, Citigroup, 28-Oct-2003 "The combination of Biogen and IDEC will create the third largest biotechnology company as measured by both anticipated market capitalization as well as revenue... Biogen IDEC will be in a stronger position to make future product acquisitions and to become a partner of choice for other biotech companies, in our view." Dennis Harp, Deutsche Bank, 24-Jun-2003 The Merger Was Viewed Positively... ....And Has Delivered "We believe the combined entity, Biogen Idec, provides an attractive opportunity, in light of the merged company's diversified business operations... Although we were Neutral on Biogen as an independent entity, we reiterate our Outperform rating for the combined company, as we believe there is potential upside for the merged company." Sena Lund, Cathay Financial, 14-Nov-2003 "One of the stated reasons for the original Biogen and Idec merger was to combine and leverage Idec's expertise in oncology (with the development of Rituxan) and Biogen's worldwide commercial and R&D infrastructure... We have now seen Biogen enter into a major alliance with PDL and now acquire Conforma, as well as a number of other oncology partnering deals (Sunesis for kinase inhibitors, ImmunoGen for antibody conjugates, etc). In our view, even though these are early stage candidates, they are the start of what could be a significant future oncology company with Rituxan as the cornerstone franchise." Jason Kantor, RBC Capital Markets, 3-May-2006 1

Biogen Idec Has Returned Significant Cash to Investors Since the Merger ($ in billions) Cash Return as % of 33.1% 13.7% 8.5% 33.4% 0.0% 2.2% Market Cap Source: SEC filings and FactSet; percentages calculated based on market value of companies at the year-end preceding the execution of each year's share repurchase; Genentech adjusted to unaffected share price of $81.82 on 18-Jul-2008; Amgen Equity Value as of 4-14-09 = $49B Since Merger 8% 6% -4% 5 Years -2% 3% -6% 3 Years 4% -3% -14% 1 Year -22% -20% -39% (as of Record Date) (as of Record Date) (as of Record Date) (as of Record Date) Share Performance (CAGR) BIIB BTK S&P 500 1 Cash Returned as of 4-14-09

Misrepresentation of Value Creation Icahn Biogen Idec Investor Presentation Reality Icahn Neglects to Account for Cash Returned to Shareholders on Both an Absolute and Relative Basis and Chooses Peers Selectively 1

Icahn Biogen Idec Investor Presentation Icahn Amylin Investor Presentation Selective Dates and Peer Group to Suit Icahn's Agenda Icahn Selectively Leaves Out Comparable Companies and Cherry-Picks Time Period Convenient For His Comparison - Biogen Idec is a Top 3 Performer in His Amylin Presentation 1

Biogen Idec Has Achieved Efficiency Gains While Supporting Continued R&D Investment Peer Average includes Genentech, Gilead, Genzyme, Amgen and Celgene Note: 2003 is pro forma data for the Biogen and Idec merger. Ratios are based on Non-GAAP figures which exclude the impact of purchase accounting, merger-related adjustments, stock option expense, and other items and their related tax effects. GAAP to non-GAAP EPS reconciliation is provided in the appendix at the end of this presentation; Operating Expenses defined as SG&A and R&D Source: SEC filings Realized SG&A Synergies Continued Leader in R&D Investment Achieved Significant Margin Expansion SG&A (% of Revenues) SG&A (% of Revenues) Peer Avg 2003 0.27 0.28 2004 0.26 0.26 2005 0.25 0.25 2006 0.24 0.23 2007 0.24 0.22 2008 0.22 0.21 -500 bps R&D (% of Revenues) R&D Spend (% of Revenues) Peer Avg 2003 0.29 0.25 2004 0.31 0.23 2005 0.28 0.21 2006 0.26 0.19 2007 0.29 0.19 2008 0.26 0.19 -300 bps Operating Income (% of Revenues) Opex % of Revenues 2003 0.313 2004 0.316 2005 0.315 2006 0.4 2007 0.369 2008 0.39 +800 bps (1) (1) 2

Icahn Biogen Idec Investor Presentation Selective Peer Benchmarking to Misrepresent Performance Icahn Amylin Investor Presentation Median = 24% (excluding Amylin) 2

Fundamental Misunderstanding of Biogen Idec Strategy Icahn Biogen Idec Investor Presentation Biogen Idec Management Presentation 3

Misrepresentation of Biogen Idec Pipeline Icahn Biogen Idec Investor Presentation Reality 3 Icahn Omits Several Pipeline Programs and Focuses on Phase 3 Trials, Which Have Lengthy Enrollment and Treatment Periods

Misrepresentation of Biogen Idec Deal Activity Icahn Biogen Idec Investor Presentation Reality In Fact, Management has Completed Ten In-Licensing Deals and Three Acquisitions Since 2005 3

4

Continued Investment in Industry-Leading Multiple Sclerosis Franchise

Lifecycle Management Fits Into Broader Multiple Sclerosis Strategy, Behind Which Biogen Idec Has Invested Aggressively

Extend Core Franchises

Improve Product Delivery

- AVONEX
  - Liquid Pre-Filled Syringe
  - Inhalant
  - PEG Interferon
- TYSABRI - Subcutaneous Administration

Broaden Use in MS

- AVONEX
  - IMPACT → SPMS
  - CHAMPS → first CIS label
- TYSABRI - PML Mitigation

Fulfill Unmet Need

Convenient Therapies

- BG-12 (Oral)
- CDP 323 (Oral)
- S1P1 Agonist(Oral)
- PEG Interferon (Less frequent dosing)

More Effective Therapies

- Anti CD20 (RITUXAN, ocrelizumab)
- Daclizumab
- S1P1 Agonist

Inhibit Neurodegeneration / Enhance Repair

- BG-12
- Anti-LINGO

15

biogen idec

Biogen Idec Continues as U.S. Multiple Sclerosis Market Share Leader 3/1/2009 2/1/2009 1/1/2009 12/1/2008 11/1/2008 10/1/2008 9/1/2008 8/1/2008 7/1/2008 6/1/2008 5/1/2008 4/1/2008 3/1/2008 2/1/2008 1/1/2008 12/1/2007 11/1/2007 10/1/2007 9/1/2007 8/1/2007 7/1/2007 6/1/2007 5/1/2007 4/1/2007 3/1/2007 2/1/2007 1/1/2007 12/1/2006 11/1/2006 10/1/2006 9/1/2006 8/1/2006 7/1/2006 6/1/2006 5/1/2006 4/1/2006 3/1/2006 2/1/2006 1/1/2006 12/1/2005 11/1/2005 10/1/2005 9/1/2005 8/1/2005 7/1/2005 6/1/2005 5/1/2005 4/1/2005 3/1/2005 2/1/2005 1/1/2005 12/1/2004 11/1/2004 10/1/2004 9/1/2004 8/1/2004 7/1/2004 6/1/2004 5/1/2004 4/1/2004 3/1/2004 2/1/2004 1/1/2004 12/1/2003 11/1/2003 10/1/2003 9/1/2003 8/1/2003 7/1/2003 6/1/2003 5/1/2003 4/1/2003 3/1/2003 2/1/2003 1/1/2003 12/1/2002 11/1/2002 10/1/2002 9/1/2002 8/1/2002 7/1/2002 6/1/2002 5/1/2002 4/1/2002 3/1/2002 - AVONEX(r) 0.292 0.296 0.298 0.3 0.305 0.306 0.307 0.308 0.311 0.316 0.318 0.321 0.322 0.324 0.326 0.326 0.33 0.333 0.338 0.339 0.338 0.338 0.338 0.343 0.35 0.355 0.357 0.356 0.359 0.362 0.365 0.368 0.371 0.373 0.378 0.383 0.388 0.384 0.386 0.387 0.394 0.397 0.397 0.395 0.393 0.4 0.408 0.415 0.421 0.423 0.428 0.427 0.43 0.431 0.433 0.432 0.434 0.438 0.44 0.438 0.438 0.444 0.449 0.456 0.46 0.463 0.465 0.467 0.473 0.474 0.474 0.474 0.478 0.486 0.495 0.516 0.532 0.546 0.545 0.549 0.546 0.55 0.55 0.558 0.56 - Betaseron: 0.122 0.122 0.123 0.121 0.121 0.121 0.121 0.121 0.121 0.122 0.122 0.122 0.122 0.124 0.124 0.125 0.125 0.126 0.13 0.132 0.135 0.134 0.134 0.136 0.136 0.138 0.139 0.143 0.147 0.15 0.151 0.149 0.146 0.144 0.14 0.139 0.136 0.137 0.136 0.139 0.141 0.142 0.145 0.144 0.144 0.141 0.142 0.144 0.146 0.149 0.152 0.153 0.152 0.149 0.15 0.152 0.153 0.154 0.153 0.152 0.157 0.16 0.162 0.16 0.16 0.161 0.162 0.164 0.166 0.166 0.164 0.165 0.166 0.171 0.171 0.175 0.178 0.182 0.182 0.183 0.189 0.188 0.188 0.178 0.18 - Copaxone: 0.335 0.332 0.331 0.331 0.328 0.326 0.325 0.324 0.321 0.319 0.32 0.32 0.319 0.319 0.318 0.32 0.318 0.319 0.317 0.317 0.319 0.32 0.324 0.322 0.321 0.319 0.318 0.32 0.317 0.317 0.315 0.315 0.314 0.314 0.311 0.307 0.308 0.311 0.311 0.31 0.31 0.311 0.308 0.302 0.302 0.301 0.298 0.292 0.288 0.287 0.28 0.282 0.281 0.287 0.287 0.288 0.286 0.283 0.286 0.291 0.289 0.281 0.276 0.275 0.274 0.273 0.272 0.27 0.263 0.266 0.272 0.278 0.276 0.268 0.264 0.265 0.27 0.272 0.273 0.269 0.265 0.261 0.262 0.264 0.26 - Rebif: 0.166 0.166 0.166 0.166 0.164 0.164 0.165 0.167 0.168 0.166 0.167 0.168 0.171 0.171 0.172 0.173 0.174 0.173 0.169 0.169 0.169 0.172 0.17 0.168 0.166 0.165 0.166 0.166 0.166 0.164 0.167 0.167 0.168 0.169 0.171 0.171 0.169 0.168 0.167 0.165 0.155 0.151 0.151 0.158 0.161 0.158 0.152 0.148 0.145 0.142 0.141 0.139 0.137 0.133 0.131 0.129 0.127 0.125 0.121 0.119 0.116 0.115 0.112 0.11 0.105 0.102 0.1 0.099 0.098 0.094 0.089 0.083 0.079 0.075 0.069 0.045 0.021 0 0 0 0 0 0 0 0 - Tysabri - Commercial Only 0.084 0.084 0.083 0.083 0.083 0.083 0.082 0.081 0.08 0.076 0.073 0.07 0.067 0.062 0.06 0.056 0.053 0.049 0.046 0.042 0.039 0.036 0.034 0.031 0.027 0.023 0.019 0.015 0.011 0.006 0.002 0.001 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 BIIB - Franchise 0.377 0.38 0.381 0.383 0.387 0.389 0.389 0.389 0.391 0.392 0.391 0.39 0.389 0.386 0.386 0.382 0.384 0.382 0.384 0.382 0.377 0.374 0.371 0.373 0.377 0.378 0.377 0.372 0.37 0.368 0.367 0.369 0.371 0.373 0.378 0.383 0.388 0.384 0.386 0.387 0.394 0.397 0.397 0.395 0.393 0.4 0.408 0.415 0.421 0.423 0.428 0.427 0.43 0.431 0.433 0.432 0.434 0.438 0.44 0.438 0.438 0.444 0.449 0.456 0.46 0.463 0.465 0.467 0.473 0.474 0.474 0.474 0.478 0.486 0.495 0.516 0.532 0.546 0.545 0.549 0.546 0.55 0.55 0.558 0.56 Note: Includes Caremark outlet data prior to Sep 2007 and Caremark physician level data from Sep 2007 forward Includes Advanced Care Scripts from June 2007 forward Source: IMS / Caremark / Nova Factor / Biogen Idec Data as of Feb 2009 BIOGEN IDEC Copaxone AVONEX ABCRT U.S. Rolling 3 Month Share Trends Betaseron Rebif 38% 33% 30% 17% 12% 8% TYSABRI 4 Biogen Idec held 38% MS market share in March, 2009 vs. 33% for Copaxone

AVONEX Outperformed Wall Street Consensus After Rebif's Entry 2002 2003 2004 2005 2006 2007 2008 2002 Consensus 747 749 788 817 802 753 Actual 743 800 923 939 1022 1085 1276 AVONEX U.S. Revenue ($M) CAGR 8% 0% 2002 Challenge "Rebif breaks AVONEX's Exclusivity; Lowering Estimates" - CSFB "Biogen's AVONEX prescription share is expected to decline rapidly..." - SG Cowen 2009 Headlines "Given Biogen's dependence on AVONEX with regard to revenue and cash flow, the development of pegylated interferon ^-1a represents a smart lifecycle management strategy."- CSFB "...we expect PEG-Avonex's convenience advantage will allow BIIB not only to defend Avonex against biosimilars, but also to gain share based on a substantially improved convenience profile over current therapies." - Cowen Pre-Filled Syringe (03) CHAMPS label (03) Lowest NABs rate label Japan Launch (06) Luer-Loc (08) CHAMPS extension (09) PEGylation Smaller Needle CHAMPS label Europe (02) Inhaler (terminated) Transdermal (terminated) 4

100,000 Patients on TYSABRI Remains an Appropriate Goal New Patients Seeking Treatment 2006 5200 66000 2007 21300 2008 37600 While Goal Appears Difficult to Reach by End of 2010, 100,000 Patients Remains an Appropriate Goal Given Multiple Sclerosis Market Dynamics Estimated New Patients Seeking Treatment Estimated Patients Switching Treatment 75000 New Patients Seeking Treatment 75704.7 31000 Annual Addressable Market 106000 Annual Addressable Market Tysabri Patient Trajectory Note: Annual Addressable Market is illustrative, based on 2008 patient numbers; Total Estimated MS Market of ~504,000 patients globally in 2008, with ~15% switching therapies: New patients seeking treatment include patients who have discontinued therapy in a prior year. (# of patients) (# of patients) 4

AMEVIVE Divestiture in Context wip Early, Decisive Action With Respect To All Aspects of the Business is Critical to Value Creation While AMEVIVE performance was disappointing, underperforming products are common across Biotech Industry(1) Decisive divestiture of AMEVIVE is representative of Biogen Idec's commitment to maximizing shareholder value Commitment to Maximizing Shareholder Value Sale of Two Manufacturing Facilities 2005 Restructuring Divestiture of AMEVIVE and ZEVALIN 2007 Exploration of Strategic Alternatives (1) Only 3 in 10 products recoup the cost of investment - Grabowski, Vernon & DiMasi, "Returns on Research and Development for 1990s New Drug Introductions," Pharmacoeconomics, December 2002 4

Committed Leadership Team While Leadership Has Evolved Since 2003, Current Team Has Deep Experience at Biogen Idec and Incentives Reflect Alignment With Shareholder Interests Chairman Bruce Ross 12 years 74% CEO James Mullen 20 years 61% CFO Paul Clancy 8 years 44% COO Robert Hamm 15 years 55% President of R&D Cecil Pickett 2.5 years(2) 50% Position Current Officer Tenure at Biogen Idec (1) Icahn Parties Board & Management Class 3 directors up for election Shares Owned 16075276 778198 14650 16075276 3108486 358950 Exercisable Options and Unvested RSUs 2330288 344300 (1) Includes tenure at legacy Biogen or Idec prior to 2003 (2) President of R&D recruited externally based on need identified in 2005 to reinvigorate R&D Source: Biogen Idec 2009 Proxy Statement Biogen Idec Share Opportunity Equity Share of Total '08 Comp. 5

GAAP to non-GAAP Reconciliation Diluted EPS and Net Income Attributable to Biogen Idec Inc Notes: The non-GAAP financial measures presented in this table are utilized by Biogen Idec management to gain an understanding of the comparative financial performance of the Company. Our non-GAAP financial measures are defined as reported, or GAAP, values excluding (1) purchase accounting and merger- related adjustments, (2) stock option expense and the cumulative effect of an accounting change relating to the initial adoption of SFAS No. 123R and (3) other items. Our management uses these non-GAAP financial measures to establish financial goals and to gain an understanding of the comparative financial performance of the Company from year to year and quarter to quarter. Accordingly, we believe investors' understanding of the Company's financial performance is enhanced as a result of our disclosing these non-GAAP financial measures. Non-GAAP net income attributable to Biogen Idec Inc and non-GAAP diluted EPS should not be viewed in isolation or as a substitute for reported, or GAAP, net income attributable to Biogen Idec Inc and diluted EPS. The GAAP figures reflect: * 2004 and beyond - the combined Biogen Idec * 2003 - a full year of IDEC Pharmaceuticals and 7 weeks of the former Biogen, Inc. (for the period 11/13/03 through 12/31/03) Numbers may not foot due to rounding. Source: Biogen Idec Annual Reports, 10-K filings and earnings press releases (FY 2003- 2008).